Exhibit 10

INITIAL: Lessee MAIN STREET PROPERTIES P.O. BOX 1043 TIBURON, CALIFORNIA 94920 COMMERCIAL LEASE THIS LEASE is made and entered into on August 1. 2005. by and between LALEH S. ZELINSKY and BARBARA Z. ABRAMS, dba MAIN STREET PROPERTIES, hereinafter referred to as "LESSOR' and TAMALPAIS BANK, hereinafter referred to as "LESSEE". For and in consideration of the terms. conditions, covenants and agreements hereinafter set forth, to be kept and performed by the lessor and Lessee, Lessor hereby leases to Lessee and Lessee hereby bases from Lessor. the premises herein described for the term, al the rental and subject to and upon all d the terms, conditions. covenants and agreements herein set forth. Lessor acknowledges receipt of the following amounts, to be applied as designated, A. First instalment of rent $ 7,000.00 B. Security Deposit: $ 7,000.00 TOTAL: $14,000.00 1. PREMISES DESCRIPTION: The premises leased by this lease (hereinafter "'Premises"), are located in the Town of Tiburon. Mann County, California, and are commonly known as 1650 Tiburon Boulevard, Tiburon, CA 94920. The Premises consist of 2,230 square feet. and the building of which the Premises are e part (the "Building") consists of 14,396 square feet. The ratio of the square footage of the Promises to the total square Lease. A diagram of the Building and the Premises showing the layout of both is attached in this Lease as Exhibit A. footage of the Building shall be the basis for any allocations of costs provided tot in this 2. TERM: The term of this base shall be for a period of ten (10) years, commencing Lessor (Illegible) Lessor on August 15, 2005 and shall terminate on July 30, 2015. 3. RENT. The base rent due Lessor from Lessee under this lease shall be a total of $819,000 00. This amount shall be payable in monthly installments of 57,000.00, beginning on November 15, 2005 to allow Lessee time for substantial completion of tenant improvements. and each subsequent installment being due on the first day of each and every month thereafter until the total amount of rent specified herein shall be satisfied. All installments of rent shall be paid (o Lessor or Its authorized agent a1 P.O. Box 1043. Tiburon, California 94920, or such other address as Lessor may designate by notice in accordance with Paragraph 24. In the event that any installment of tent due hereunder, whether minimum, percentage. or both, is not paid within ten (10) days of its due date, such payment due shall be subject to a late payment service fee in an amount equal to the greater of 1.5% per month on any delinquent amount or $50.00 per month on any delinquent amount. Any waiver of the late payment fee by the Lessor, whether a we time or more waiver, shall not be construed to represent a waiver of this provision 4. COST OF LIVING ADJUSTMENT TO MINIMUM RENT: The minimum monthly rent provided for in paragraph 3 shall be subject to a three (3%) percent per annum increase of the term of this Lease, 5. RENEWAL OPTION: Sixty (BO) days prior to the expiration of this lease of ten (10) years, Lessee shall have the option to renew this lease for two (2) additional terms of fir" (5) years each. If Lessee elects to exercise any such option. Lessee shall provide Lessor with written notice, certified or registered mail, no later than sixty (60) days prior to the expiration of this lease. or the first extension term, if applicable, The minimum monthly rental at the beginning of each option term shell be (a) fifteen (15%) percent in excess of the minimum monthly rental m effect at the end of the month immediately preceding the commencement of the appropriate option term or (b) ninety-five percent (95%) of the fair market rental value of 2 INITIAL- Lessee Lessor (Illegible) Lessor (Illegible) 2

the Premises at the time of the commencement of the appropriate option term, whichever is greater Should Lessor and Lessee be unable to agree upon the fair market rental value of the Premises, they shall submit the issue of same to arbitration under the rules of the American Arbitration Association. 8. DEPOSIT. The security deposit above specified shall be held by Lessor as security for the performance of Lessee's obligations under this lease, including without limitation, the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall, immediately upon demand. deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease. 7. USE AND OCCUPANCY: Less" shall use the premises during the term of this lease for the purpose of operating a bank and bank related uses only. Any other use or occupancy of the premises without the written consent of the Lessor shall constitute a breach by Lessee of the terms and conditions of this lease, resulting in a default by the Lessee. No use or ad shall be done by Lessee in or about the premises which will increase the existing rate of insurance upon the property, or cause cancellation of Insurance or insurance policies concerning the premises or properly. B. KEYS: Keys to the premises shall be supplied by Lessor, who shall have the right to retain copies of such keys. Should Lessee change locks to the premises. Lessee must notify Lessor and provide Lessor with copies. 9. ASSIGNMENT/SUB-LEASE: Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor. Such consent shall not be unreasonably withheld or delayed. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this paragraph. Any such assignment or subletting without the consent of the Lessor shall be void, and, at the option of the Lessor, may terminate this lease. In the event of a sublease. Sub lessee pays more than the base rent to INITIAL Lessee Lessor (illegible) Lessor (illegible) 3 essor, The Lessor shall receive 60% of any increase. 10. ORDINANCE. Lessee shall comply with all statutes, ordinances and requirements of all municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the premises. occasioned by or affecting the use thereof by Lessee. A final judgment of any State or Federal Court abatement proceeding, affecting the use of Me premises shall. at the option o1 the Lessor, be deemed e breach hereof. 11. MAINTENANCE, REPAIRS, and ALTERATIONS: Lessee acknowledges that the premises are in good order and repair. unless otherwise indicated by latter within 30 days of the date of this lease. Lessee shall maintain the promises in good and safe condition. including plate glass, electrical wiring, plumbing, heating and air conditioning (if any), installations and any other system or equipment upon the promises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs and maintenance required which are not normal wear and tear, excepting the root and exterior walls of the building which shall be maintained by Lessor, (a) Lessee shell make no, alterations, additions or improvements to the premises a any part thereof. without first obtaining the prior written consent of Lessor which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, and subject to the remainder of this Subparagraph 11(a). Lessee shall have the right to install an automatic teller machine and a night drop box in the Premises, both of which will penetrate through the exterior wall(s) of the Premises. Lessee shall provide Lessor with copies of all plans, blueprints. specifications and permits upon seeking such consent. Lessor may impose as a condition to said consent. such reasonable requirements as Lessor may deem necessary. including without limitation, the right of approval of the contractor and the time during which the work is to be accomplished. (b) Prior to the commencement of any substantial repair, improvements or alterations. Lessee shall give Lessor at least thirty (30) days written notice before the start of such improvements or alterations Lessee must obtain all required or necessary government INITIAL: Lessee Lessor (illegible) ) Lessor 4 permits or consent before the commencement of such work. (c) Lessee shall, prior to the commencement of any work, cause to be filed and posted the appropriate Notice d Non-Responsibility, absolving Lessor. Lessee shall, al all times, keep the premises lien free and shell, upon five (5) days notice, discharge any hens filed against the premises. (d) In the event of a failure by Less" to make any required maintenance or repair, which failure continues for period of thirty (30) days after written notice from Lessor to Lessee, which said written notice shall specify the necessary maintenance or repair(s). or, I such required maintenance or repairs) cannot reasonably be completed within thirty (30) days. if Less" does not commence such maintenance or repair(s) within thirty (30) days after such notice from Lessor and thereafter diligently prosecute such maintenance w repair(s) to completion, then Lessor shall be entitled to, but not obligated to, perform the maintenance w repair work and to charge Lessee therefore, together with the maximum rats of interest thereon allowable under law from the date(s) of Lessor's payment(s). If Lessee does not reimburse Lessor for said costs and interest within ten (10) days after written demand therefore. then Lessor shall be entitled to. but not obligated to; (1) satisfy any amount owed by Lessee under this paragraph from any security deposit held by Lessor pursuant to this lease or (2) treat nonpayment as a breach/default of the lease end terminate this lease. 12. SIGNS, Lessee shall not place any sign upon the exterior of the premises or in the interior of the premises if such interior sign is visible from the exterior of the premises. without first obtaining the written consent and approval of Lessor and the Town of Tiburon, where required. Lessor reserves the power and right to adopt a standard exterior sign requirement Notwithstanding the foregoing, Lessee may place its standard signage upon the exterior and interior of the Premises, subject to the consent and approval of the Town of Tiburon, 13. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessors agents to enter upon the premises et reasonable times and upon reasonable notice, for the purpose of inspecting the same and will permit Lessor. at any time within sixty (80) days prior to the expiration of this lease. to place upon the promises any usual 'To Let" or "For Lease" signs. 5 INITIAL: Lessee Lessor (illegible ) Lessor 5 and permit persons desiring to base the same to inspect the premises thereafter. 14.TAX INCREASES: In the event that the real property upon which the premises is located is re-assessed for any reason and a higher tax is levied on such, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share of such increase, to be calculated as follows: The total increase in the real property taxes for the entire tax assessor's parcel in which the premises is located. multiplied by a fraction, the numerator of which is the number of square feet specified in Paragraph t above, and the denominator is the total number o1 rentable square feet owned by the Lessor in that tax assessors parcel. 15. INSURANCE: Lessee. at his expense, shall maintain plate glass. Public liability and property damage insurance, insuring Lessee end Lessor with minimum coverage of $1,000.000 combined single limit of bodily injury and property damage liability, Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured within 30 days of occupancy. The Certificate shall provide for a 30-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or lessee. Lessee and Lessor, for the benefit of each other. waive any and all rights of subrogation which might otherwise exist. 16. UTILITIES: Lessee agrees to be responsible for, and will promptly pay for all utilities. including but not limited to gas, electricity, telephone and heat. Lessee shall arrange and pay for refuse or garbage removal sufficient to keep premises in a neat and sanitary condition. Lessor may or may not provide a trash bin to be used by Lessee and others. Should Lessor choose to provide such, it shall be for the convenience o1 Lessor and may be withdrawn. terminated or altered at any time. without notice 17 LESSOR'S REMEDIES ON LESSEE'S BREACH: If Less" breaches any clause of this base; Lessor shall have the following remedies in addition to its other rights and remedies in such event INITIAL: Lessee Lessor (illegible) Lessor 6

A. Termination:~ Lessor may terminate the lease on giving three (3) days written notice o( such termination to Lessee. 8. Reletting Premises: Lessor may relet the premises or any part thereof, for any term. without terminating the lease, at such rent end on such terms as he may choose. Lessor may make alterations and repairs to the premises. (1) Liability of Lessee on Reletting: Lessee shall be liable to Lessor in addition to his other liability for breach of the lease, for all expenses of the reletting and o1 the alterations and repairs made which Lessor may incur. In addition, Lessee shall be liable to Lessor for the difference between the rent received by Lessor under the reletting and the rent installments that are due for the same period under this base (2) Application of Rent on Reletting: Lessor, at his option may apply the rent received from reletting the premises as follows: a. To reduce Lessee's indebtedness to Lessor under the lease, not including indebtedness for rent, b. To expenses of the relenting and alterations and repairs made; c. To rent installments due under this base: d. To payment of future rent Installments under this lease as it becomes due If the Sub lessee (new Lessee) does not pay rent installment promptly to Lessor, and the rent installment has been credited in advance of payment to Lessee's indebtedness other than rent, or if rentals from the new Lessee have been otherwise applied by Lessor as provided for herein, and during any rent installment period are less than the rent payable on the corresponding installment period under this lease, Lessee agrees to pay Lessor the deficiency separately for each rent-installment deficiency period, and before the end of that period Lessor may recover from Lessee. on terminating the lease for Lessee's breach, all damages proximately resulting from the breach, including the cost of recovering the premises, and the worth of the balance of this lease over the reasonable rental value of the promises for INITIAL: Lessee Lessor (illegible) ) Lessor (illegible) 7 the remainder of the lease term, which sum shall be immediately due lessor from Lessee. Lessee will be deemed to have breached a clause of this lease If Louse, a. Fads to make any monetary payment required to be made under this Lease within ten (10) days after H is due; or b. Fails to perform any other agreement of lessee contained in this Lease within thirty (30) days after notice from Lessor that performance is due, a, i1 performance cannot reasonably be completed within thirty (30) days, if Lessee falls to commence cure within thirty (30) days after notice from Lessor and thereafter diligently pursue performance to completion. 18. ABANDONMENT OF PREMISES: Lessee shag not vacate or abandon the premises at any time during the term hereof. and it Lessee shell abandon or vacate the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the premises shall be deemed abandoned, al the option of Lessor. 19. TRADE FIXTURES. Any and a9 improvements made to the premises during the term hereof shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination hereof, remove at his trade fixtures, but shell repair or pay for all repairs necessary for damages to the premises occasioned by such removal. 20 DESTRUCTION OF PREMISES: In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within one hundred eighty (180) days under existing governmental laws and regulations, but such partial destruction shall not terminate this base, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs am being made, based upon the extent to which the making of such repairs shall interfere with the business of lessee on the premises. If such repairs cannot be made within said one hundred eighty (180) days. Lessor, at his option, may make the same within a reasonable time, this INITIAL: Lessee Lessor (illegible) Lessor 8 lease continuing in effect, with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within one hundred eighty (180) days, this lease may be terminated at the option of either party. In the event that the building in which the rented premises may be situated is destroyed to an extent of not less than one third of the replacement costs thereof. Lessor may elect to terminate this lease, whether the rented premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease. In the event of any dispute between Lessor and Lessee with respect to the provisions hereof, the matter shall be settled by arbitration in such e manner as the parties may agree upon, a if they cannot agree, in accordance with the rules of the American Arbitration Association. 21. INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the rented premises or any pen thereof. except any damage caused by the willful ad or gross negligence of Lessor, and Lessee agrees to hold Lessor harmless from any claim for damages, no matter how caused except for damage Caused by the willful ad or gross negligence of Lessor. tf Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. (A) If delivery of possession of the premises is delayed for any reason and the lease is not terminated by the Lessor. then, in that event. the term of the lease shall be extended for the period of time by which delivery of possession of the premises is delayed, so long as said delay does not exceed a period of six (6) months, in which case, this base shall terminate 22. ATTORNEYS FEES In the event suit should be brought for recovery of the premises or for any sum due hereunder, or because of any ad which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorneys fees. INITIAL: Lessee Lessor (illegible) Lessor 9

23. WAIVER: No failure of Lessor to enforce any term hereof shell be deemed to be a waiver of said term 24. NOTICES: Any notice which either party may or is required to give, shall be in writing and be given by personal service or by mailing same, postage pro-pad, to Lessee at 630 Las Gallinas Avenue, San Rafael, California 94903, Attention: Accounting Department, or to Lessor at the address shown at the beginning of this Lease, or at such other place which may be designated by the parties from time to time by notice to the other party. 25. HOLDING: Any holding over after the expiration of this lease, with the consent of the Lessor, shall be construed as a month-to-month tenancy at a rental of $7,500.00 per month, otherwise m accordance with the terms hereof. as applicable. Any such holding over can be done only with the written approval of the Lessor 26. DISHONORED CHECKS If a rent check of the Lessee is dishonored for any reason, there shall be a charge of $50.00 due Lessor as additional rent Each subsequent rent check shall be in the form of a cashier's check only. 27. WATER DAMAGE: Lessor shall not be liable for water damage within the leased premises, which results in damage to the interior structure a personal property within the leased premises 28. PERMITS: In the event that Lessee desires to remodel or alter the interior of the premises. Lessee shall obtain all necessary permits from appropriate government entities Work shall be commenced only after Lessor has granted the written approval as specified in Paragraph 10 above and all other conditions m Paragraph 10 above have been satisfied 29. PARKING: Lessee shell have no right to occupy any parking spaces under this lease. Any agreement for parking shall be made in writing and shall be a separate and distinct agreement. INITIAL: Lessee Lessor (illegible) Lessee 10

30. CHOICE OF LAW: This lease end any amendments thereto shall be governed by the laws of the State of California, 31. SEVERABILITY. The various paragraphs and provisions of this lease are expressly declared to be severable from a11 others. Should a certain paragraph or provision be declared to be void or unenforceable, it shall not the enforceability of any remaining paragraph a provision and the remaining portions of this lease shall continue in full force and effect as if the void or unenforceable portions were not a part of this lease. 32. EXHIBITS: The Wowing exhibits, if any, have been made a part of this lease before the parties' execution hereof: EXHIBIT A & B. All exhibits, attachments. annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same face and effect as copies at full length herein. 33. CAPTIONS: The captions or headings of paragraphs in this lease are inserted for convenience only and shall not be considered in construing the provision hereof, H any questions of intent should arise 34. USE OF LANGUAGE: Words of any gender used in this base shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires. 35. Integration This base and any amendments thereto represents the entire agreement of the parties and cannot be modified, extended, canceled a emended without a writing signed by all parties 36. COUNTERPART ORIGINALS: This base has been executed in two (2) counterparts, each of which is a counterpart original. INITIAL: Lessee Lessor (illegible) Lessor 11

37, BINDING EFFECT- The commencement of the term of this Lease end Lessee's obligations hereunder is subject to Lessee's obtaining all necessary regulatory approvals from agencies having jurisdiction over lessee. H Lessee has not obtained such approvals within sixty (80) days of this Lease, Lessee may cancel this Lease upon notice to Lessor. Subject to the preceding sentence this lease shall be binding on the parties hereto and their respective heirs, executors, administrators. successors and assigns The Lessee herein covenants by and for himself, his heirs, executors. administrators. assigns, and all persons claiming under a through him, and this lease is made and accepted upon and subject to the following conditions That there shall be no discrimination against. or segregation of any person a group of persons, on account of race, color, creed, religion, sex, marital status, sexual orientation, national origin or ancestry, in the leasing, sub-leasing transferring. use, occupancy, tenure or enjoyment of the premises herein leased, nor shall the Lessee himself, or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection location, number, use a occupancy of tenants, sublessees, subtenants, or vendees in the premises herein leased. 38. EXERCISE OF EMINENT DOMAIN: A. Taking. An appropriation or taking under the power of eminent domain of ad. or a portion, of the Building. are sometimes hereinafter called a "taking." B. Total Taking of the Premises. If all of the Premises shall be taken this lease shall terminate and expire as of the date of taking o1 actual physical possession of such portion of the Premises by the condemnor, and Lessor and Lessee shall thereupon be released from any and all further liability, hereunder. In such event Lessee, provided there is no diminution of any award granted to Lessor as a result of such condemnation, shall be entitled to Participate in any condemnation award so as to be compensated for the cost of relocation, removal and decrease in value, as a result of such taking of Lessee's fixtures, equipment end stock-in-trade located in the Premises, goodwill and any other items to which Lessee is entitled under applicable law and the value o1 Me leasehold o1 which Lessee is Lessor (illegible) ) Lc 12 being deprived for the remainder of the then remaining term. (not considering any unexercised options) o( this Lease. Nothing m this Paragraph 38 shall be construed as a waiver by Lessor of any rights vested in it by law to recover damages from a condemnor for the taking of its right, bills, or interest in the Building. C, Partial Taking In the event of the taking of: (1) any portion o1 the Premises, or any portion of the Building, so that the remainder thereof n not reasonably adapted to the continued leasing of the Premises by Lessee, or (2) access, whether by a taking or otherwise, of the Building or a portion thereof to adjoining thoroughfares, so that the accessibility is so limited and reduced that in Lessee's reasonable opinion the continued leasing of the Premises by Lessee will become impracticable or unprofitable; then Lessee shall have the right to cancel and terminate this Lease as hereinafter provided. Within ninety (90) days after receipt by Lessee from Lessor of written notice that a condemnation action has been commenced, Lessee may, by written notice to Lessor, notify Lessor of its election to terminate this Lease, whereupon the parties shall be released from any and all further obligations under this Lease and Lessee shag share in any award a sale price as provided in Paragraph 38(B) of this Lease. D, Repair. Unless terminated pursuant to Paragraphs 38(B) or 38(C) above, this Lease shall remain m full force and effect. Lessor shall promptly, at its expense to the extent of the proceeds of the taking, make all repairs and alterations to the Building and the improvements thereon (including. without limitation, the Premises) necessitated by such taking so that the portions of the Building not taken constitute a complete architectural unit- Lessee shall repair, after, remove or replace its equipment and trade fixtures in the Premises as necessitated by such taking. (1) Lessee shall continue to utilize the Premises for the operation of the business to the extent that it may be practicable to do so from the standpoint of good business- Prior to the completion of repair and restoration work by Lessor, minimum monthly rental and other charges payable by Lessee shall be equitably abated in the proportion that the unusable part of the Premises bears to the whole thereof effective as the date of taking. When Lessee completely resumes business in the Premises, minimum monthly rental and other charges INITIAL: Lessee * Lessor (illegible) Lessor (illegible) 13 shall be reduced in the proportion which the area taken or sold bears to the original total area of the Premises. (2) if it is impracticable for Lessee to continue to utilize the Premises, all rental arid other charges shall equitably abated from the time of the actual taking or any disturbance of Lessee's possession of the Premises and/or the enjoyment by Lessee of its rights in the Building hereto pursuant to this Lease, until completion of such repair and restoration work by Lessor. and the expiration of such further reasonable time as shall be necessary to enable Lessee to resume doing business in the Premises. E. Notice of Proceedings, Upon service on either party hereto of any legal process in connection with any condemnation proceedings, the party so served shall give immediate notice thereof to the other party hereto F. Temporary Taking. In the event of a taking of the Premises arid/or any other area within the Building. or any portion thereof, for temporary use (specifically one not exceeding sixty (80) days in duration). without the taking of the fee simple title thereto, this Lease shall remain in full force and effect All awards. damages, compensation and proceeds payable by the condemnor by reason of such taking relating to the Premises, or relating to the such other areas but reasonably attributable to the Premises, for periods prior to the expiration of the Lease shall be payable to Lessee. All such awards, damages, compensation and proceeds for Periods attar the expiration of the Lease shall be payable to Lessor. Anything contained (60) days may, at Lessee's option be deemed a permanent taking and shall be governed by herein to the contrary notwithstanding, a temporary taking for any period in excess of sixty G. Lease Prevails, In the event of any taking, the rights and obligations of the parties shall be determined by this Lease and Lessor and Lessor waive any rights at law to the contrary Paragraphs 38(A) or 38(B), as applicable 39. OBLIGATIONS OF LESSOR: The obligations of the Lessor under this Lease shall be joint and several. INITIAL: Lessee Lessor Lessor 14

IN WITNESS WHEREOF, LESSOR and LESSEE have executed this Commercial Lease the date and year first above written The undersigned Lessee hereby The undersigned Lessor hereby executes this Lease and executes this Lease and acknowledges receipt o1 a copy hereof. acknowledges receipt of a copy hereof. DATE: 8-4-05 DATE: August 9, 2005 [illegible] /s/ Laleh S. Zelinsky Tamalpais Bank Laleh S. Zelinsky By: President/CEO Main Street Properties, Lessor Title /s/ Barbara Z. ABRAMS Barbara Z. ABRAMS dba Main Street Properties, Lessor INITIAL: Lessee [illegible] Lessor (illegible) Lessor 15

THIS CONTRACT PLEASE READ IT CAREFULLY PARKING SPACE LICENSEE AGREEMENT EXHIBIT B TO LEASE THIS AGREEMENT is made and entered into by and between MAIN STREET PROPERTIES, hereinafter referred to as 'LICENSOR', and TAMALPAIS BANK, hereinafter referred to as 'LICENSEE". 1. Licensor agrees to allow Licensee exclusive use of two (2) parking spaces located in the rear of the Maritime Plaza building, seven days weekly. and two (2) non-exclusive parking spaces located in the Beach Road/Tiburon Boulevard parking lots, Monday through Saturday and two (2) exclusive, marked parking spaces located in the Maritime Plaza Center parking lot only, Monday through Friday. during the rental term of the leased premises. 2, Licensees' parking passes will be valid exclusively at the Tlburon Boulevard Parking Lot on the following days: Opening Day of Yacht Season New Year's Day President's Day Martin Luther King, Jr Birthday (observed) Memorial Day Independence Day Labor Day 3. Licensee shag not leave any automobile in Licensor's parking lot overnight without express written permission to do so. entry. 1. This license is personal to Licensee and la not transferable to any other person or 5. (a) We assume no liability for theft, collision fire or damage of any kind whatsoever except when directly attributable to our own negligence, and in that event only to the extent of the retail used car value of the licensed vehicle on the date of storage. We assume no liability for damage or injuries resulting from faulty brakes a other mechanical failure. or horn your failure to set brakes property, leave car in gear or to curb wheels sharply when parked on incline (b) In case of damage, the Licensee must demand repairs before the vehicle is removed from the premises, and on demand Ucensor shall be entitled to make or order repair of the vehicle if Licensor so chooses. Lessor (illegible) Lessor INITIAL Lessee 16

(c) In no event shall liability extend to payment for loss of use of vehicle. or for loss of any articles left in a vehicle. or otherwise. (d) No employee or agent of the licensor may after our liability hereunder, orally (e) This constitutes the entire contract and acceptance of this contract constitutes acknowledgment by the Licensee that Licensee has read and agrees to the terms of this contract, 6. This contract and any amendments thereto represents the entire agreement of the parties end cannot be modified, extended. canceled or amended without a writing signed by both parties. Date: 8-0-05 [illegible] Tamalpais Bank, Licensee Date August 9, 2005 /s/ Laleh S. Zelinsky Laleh S. Zelinsky dba Main Street Properties Licensor /s/ BARBARA Z. ABRAMS BARBARA Z. ABRAMS dba Main Street Properties, Licensor INITIAL: Lc Lessor [illegible] Lessor 17